UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 28, 2014

Swift Transportation Company (Exact name of Registrant as specified in charter)
Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2200 South 75th Avenue, Phoenix, Arizona		85043
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (602) 269-9700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

Swift Transportation Company (“Swift” or the “Company”) has initiated the process to replace its existing senior secured credit facility (“Existing Credit Facility”) with an amended and restated senior secured credit facility ( "Amended and Restated Credit Facility”). The Amended and Restated Credit Facility is expected to include a $450 million revolving credit facility maturing in 2019, a $450 million delayed-draw first lien term loan A tranche maturing in 2019 and a $450 million first lien term loan B tranche maturing in 2019. The purpose of the Amended and Restated Credit Facility is to reduce interest rates and improve certain other terms in a manner consistent with Swift’s improved credit profile, as well as to extend the maturities of the Existing Credit Facility. Proceeds from the first lien term loan B tranche under the Amended and Restated Credit Facility will be used to repay the Company’s existing the first lien term loan B-1 and B-2 tranches under its Existing Credit Facility. The first lien term loan A tranche is expected to remain undrawn at the close while the Company anticipates utilizing the delayed-draw feature to redeem its existing 10.0% Senior Secured Second Lien Notes on or before December 31, 2014. The Amended and Restated Facility is expected to close on June 9, 2014, subject to customary closing conditions. There can be no assurance that the Company will be able to affect the foregoing credit facility changes, and the final terms may differ from current expectations.
The information contained in this Current Report on Form 8-K (including the exhibit) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.
This Current Report on Form 8-K contains statements that may constitute forward-looking statements, which are based on information currently available, usually identified by words such as "anticipates," "believes," "estimates", "plans,” "projects," "expects," “hopes,” “intends,” “will,” “could,” “should,” “may,” or similar expressions which speak only as of the date the statement was made. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning our intention to replace our existing credit facility, including the timing and expected changes and benefits relating thereto. Such forward-looking statements are inherently uncertain, and are based upon the current beliefs, assumptions and expectations of Company management and current market conditions, which are subject to significant risks and uncertainties as set forth in the Risk Factor Section of our Annual Report Form 10-K for the year ended December 31, 2013. As to the Company’s business and financial performance, the following factors, among others, could cause actual results to differ materially from those in forward-looking statements: general business cycles, particularly in market segments and industries in which we have a significant concentration of customers; competition, downward rate pressure and increasing competition from trucking, rail, intermodal, and brokerage competitors; a significant reduction in, or termination of, our trucking services by a key customer; the amount and velocity of changes in fuel prices and our ability to recover fuel prices through our fuel surcharge program; volatility in the price or availability of fuel; increases in new equipment prices or replacement costs, including prices in the used equipment market; the regulatory environment in which we operate, including existing regulations and changes in existing regulations, or violations by us of existing or future regulations; our Compliance Safety Accountability safety rating and changes in how the rating is calculated; increases in driver compensation to the extent not offset by increases in freight rates and difficulties in driver recruitment and retention; changes in rules or legislation by the National Labor Relations Board or Congress and/or union organizing efforts; potential volatility or decrease in the amount of earnings as a result of our claims exposure through our wholly-owned captive insurance companies; risks relating to our captive insurance companies, including regulatory risks; uncertainties associated with our operations in Mexico; our ability to attract and maintain relationships with owner-operators and our exposure to fuel reimbursement obligations to our owner-operators as well as risks and regulations relating to our lease contracts with our owner-operators; the possible re-classification of our owner-operators as employees; our ability to retain or replace key personnel; conflicts of interest or potential litigation that may arise from other businesses owned by Jerry Moyes, including pledges of Swift stock and guarantees related to other businesses by Jerry Moyes; our dependence on third parties for intermodal and brokerage business; potential failure in computer or communications systems; our ability to execute or integrate any future acquisitions successfully; possible legal challenges to our acquisition of Central Refrigerated; seasonal factors such as harsh weather conditions that increase operating costs; goodwill impairment; the potential impact of the significant number of shares of our common stock that is outstanding; our intention to not pay dividends; our significant ongoing capital requirements; our level of indebtedness and our ability to service our outstanding indebtedness, including compliance with our indebtedness covenants, and the impact such indebtedness may have on the way we operate our business; the significant amount of our stock and related control over the Company by Jerry Moyes; and restrictions contained in our debt agreements. You should understand that many important factors, in addition to those listed above and in our filings with the SEC, could impact us financially. As a result of these and other factors, actual results may differ from those set forth in the forward-looking statements and the prices of the Company's securities may fluctuate dramatically. The Company makes no commitment, and disclaims any duty, to update or revise any forward-looking statements to reflect future events, new information or changes in these expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWIFT TRANSPORTATION COMPANY

By:	/s/ James Fry

Name:	James Fry
Title:	Executive Vice President, General Counsel and Secretary

Dated: May 28, 2014